                                                                    Exhibit 10.4

                               TRANSFER AGREEMENT

                                    Between

                             ROTECH HEALTHCARE INC.

                                      And

                           ROTECH MEDICAL CORPORATION

                               ------------------

                                 March 26, 2002

                               ------------------

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                                TABLE OF CONTENTS
                                -----------------

                                                                                     Page
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
1.   Definitions......................................................................1
     -----------

2.   Transfers of Assets..............................................................3
     -------------------

3.   Assumption of Liabilities........................................................3
     -------------------------

4.   Representations, Warranties and Certain Agreements of Rotech Healthcare..........4
     -----------------------------------------------------------------------
        4.1  Organization.............................................................4
             ------------
        4.2  Non-contravention........................................................4
             -----------------

5.   Representations, Warranties and Certain Agreements of Rotech Medical.............4
     --------------------------------------------------------------------
        5.1  Organization.............................................................4
             ------------
        5.2  Non-Contravention........................................................4
             -----------------

6.   Covenants/Further Assurances.....................................................5
     ----------------------------

7.   Survival of Representations, Warranties and Covenants; Indemnification...........5
     ----------------------------------------------------------------------
        7.1  Survival of Representations, Warranties and Instruments..................5
             -------------------------------------------------------
        7.2  Time Limitations.........................................................6
             ----------------
        7.3  Indemnification by Rotech Healthcare.....................................6
             ------------------------------------
        7.4  Indemnification by Rotech Medical........................................6
             ---------------------------------
        7.5  Procedure for Indemnification Against Third Party Claims.................6
             --------------------------------------------------------

8.   Notices..........................................................................7
     -------

9.   Miscellaneous....................................................................8
     -------------
        9.1  Expenses.................................................................8
             --------
        9.2  Captions.................................................................8
             --------
        9.3  No Waiver................................................................8
             ---------
        9.4  Counterparts.............................................................8
             ------------
        9.5  Assignment...............................................................8
             ----------
        9.6  Governing Law............................................................8
             -------------

Exhibit A    Second Amended Joint Plan or Reorganization of Rotech Medical Corporation
---------
             and its Subsidiaries
Exhibit B    List of Retained Assets
---------
Exhibit C    List of Rotech Medical Subsidiaries
---------
Exhibit D    Form of Letter of Direction
---------

                                      -i-

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                               TRANSFER AGREEMENT
                               ------------------

          Agreement, dated March 26, 2002, between Rotech Healthcare Inc., a Delaware corporation ("Rotech Healthcare"), and Rotech Medical Corporation, a Florida corporation ("Rotech Medical").

          Rotech Healthcare and Rotech Medical have agreed to certain transfers between them on the terms and conditions of this Agreement in connection with the transactions contemplated to take place on the Effective Date (as defined in the Second Amended Joint Plan of Reorganization of Rotech Medical Corporation and its Subsidiaries attached hereto as Exhibit A (the "Debtors' Plan")) under
                                        ---------
the Debtors' Plan.

          NOW THEREFORE, in consideration of the mutual covenants contained herein, it is agreed as follows:

1. Definitions.
   -----------

          The terms defined in this Section 1 shall, for the purpose of this Agreement, have the following meanings (terms defined in the singular or plural include the plural or the singular, as the case may be, unless the context otherwise requires):

          "Assumed Liabilities" shall have the meaning set forth in Section
3(a).

          "Contract" shall mean any contract, agreement, lease, instrument or other legally binding commitment or arrangement (whether or not in writing).

          "Damage" shall mean any loss, liability, claim, damage, expense (including, but not limited to, costs of investigation and defense and reasonable attorneys' fees) or diminution of value arising from or in connection with any of the matters referred to in Sections 5 and 6.

          "Debtor's Plan" shall have the meaning in the second introductory paragraph of this Agreement.

          "Effective Date" shall have the meaning set forth in the second introductory paragraph of this Agreement.

          "Essential" shall have the meaning set forth in Section 2(f).

          "Information" shall have the meaning set forth in Section 6(d).

          "IHS" shall mean Integrated Health Services, Inc., a Delaware corporation.

          "IHS Note" shall mean a note issued by Integrated Health Services, Inc. to Rotech Healthcare or its designee simultaneous with the Effective Date of the Debtor's Plan in the amount of approximately Five Million Dollars ($5,000,000).

          "Instruments of Assumption" shall mean the documents, if any, pursuant to which the Assumed Liabilities will be assumed by Rotech Healthcare.

          "Instruments of Transfer" shall mean the documents, if any, pursuant to which the Rotech Healthcare Assets and Rotech Medical Assets will be transferred pursuant to this Agreement.

          "Intangible Assets" shall mean all rights not otherwise retained by Rotech Medical in customers, service marks, trademarks, trade names, patents, licenses, copyrights (including registrations and applications for registration thereof), computer software, technology, trade secrets and know-how and all other intangibles and the goodwill relating to all of the foregoing.

          "Retained Assets" shall mean those assets of Rotech Medical listed on Exhibit B hereto.
---------

          "Rotech Healthcare" shall have the meaning set forth in the introductory paragraph of this Agreement.

          "Rotech Healthcare Assets" shall mean (i) the shares of capital stock of Rotech Healthcare to be issued to Rotech Medical, (ii) any cash necessary for Rotech Medical to fund the cash distributions to be made on the Effective Date pursuant to the Debtor's Plan, and (iii) the IHS Note.

          "Rotech Healthcare Stock" shall mean Twenty Five Million Shares (25,000,000) of common stock of Rotech Healthcare.

          "Rotech Medical" shall have the meaning set forth in the introductory paragraph of this Agreement.

          "Rotech Medical Assets" shall mean all of the assets used in connection with Rotech Medical's business and operations, including, but not limited to, all bank accounts, all of the real property and all improvements thereon, fixtures, leasehold improvements, equipment, machinery and other personal property, computer software, prepaid expenses, deferred expenses, trade and other accounts receivable, Intangible Assets, rights under Contracts, insurance policies and all other rights, claims, properties and assets owned by Rotech Medical or any of the Rotech Medical Subsidiaries immediately prior to the date hereof and the business and goodwill relating thereto, including, but not limited to, the Rotech Medical Subsidiary Stock. The Rotech Medical Assets shall not include (i) any assets disposed of prior to the date hereof and (ii) the Retained Assets.

          "Rotech Medical Subsidiaries" shall mean those entities listed on Exhibit C hereto.
---------

          "Rotech Medical Subsidiary Stock" shall mean all of the outstanding capital stock of each of the Rotech Medical Subsidiaries.

          "Tax Sharing Agreement" shall mean the tax sharing agreement among IHS, Rotech Healthcare and Rotech Medical, dated as of March 26, 2002.

2. Transfers of Assets.
   -------------------

     Simultaneous with the execution by the parties of this Agreement:

          (a) Rotech Medical shall execute and deliver to Rotech Healthcare the Instruments of Transfer effecting the transfer of the Rotech Medical Assets to Rotech Healthcare;

          (b) Rotech Medical shall deliver to Rotech Healthcare certificates representing the Rotech Medical Subsidiary Stock, duly endorsed for transfer to Rotech Healthcare or accompanied by duly executed stock powers, effecting the transfer of the Rotech Medical Subsidiary Stock to Rotech Healthcare;

          (c) Rotech Healthcare shall execute and deliver to Rotech Medical the Instruments of Assumption effecting the assumption of the Assumed Liabilities by Rotech Healthcare;

          (d) Rotech Healthcare shall deliver to Rotech Medical certificates representing the Rotech Healthcare Stock for distribution to creditors in accordance with the Debtors' Plan;

          (e) Rotech Healthcare shall transfer to Rotech Medical the cash necessary for Rotech Medical to fund the cash distributions to be made on the Effective Date of the Debtor's Plan; and

          (f) (i) Rotech Healthcare shall direct IHS, pursuant to a direction letter, substantially in the form of the draft direction letter attached hereto as Exhibit D, to issue the IHS Note to Rotech Medical
                             ---------
          as Rotech Healthcare's designee, (ii) Rotech Healthcare shall assign all of its rights, title and interest to the IHS Note to Rotech Medical and (iii) Rotech Medical shall contribute and assign all of its right, title and interest to the IHS Note to Essential Home Health Care Inc., a wholly owned subsidiary of Rotech Medical ("Essential").

3. Assumption of Liabilities. (a) Simultaneously with the transfers described in
   -------------------------
Section 2, Rotech Healthcare shall assume all claims and liabilities, contingent or otherwise, including, without limitation, liabilities under Contracts, claims and liabilities incurred pursuant to the Debtor's Plan, to the extent not paid on or prior to the Effective Date of the Debtor's Plan, other than any claims or liabilities directly relating to the Retained Assets and except as otherwise expressly provided in the Tax Sharing Agreement (the "Assumed Liabilities").

          (b) Except as expressly provided in the Tax Sharing Agreement, any liability not assumed by Rotech Healthcare pursuant to this Agreement shall remain the liability of Rotech Medical and Rotech Medical shall indemnify and hold harmless Rotech Healthcare in respect thereof.

4. Representations, Warranties and Certain Agreements of Rotech Healthcare.
   -----------------------------------------------------------------------

          Rotech Healthcare represents and warrants to, and agrees with, Rotech Medical that:

     4.1 Organization. Rotech Healthcare is duly organized, validly existing and
         ------------
in good standing under the laws of the jurisdiction of its organization. Rotech Healthcare has the power and authority to enter into this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate action of Rotech Healthcare and this Agreement is valid and binding upon Rotech Healthcare in accordance with its terms.

     4.2 Non-contravention. Rotech Healthcare is not a party to or bound by any
         -----------------
order, judgment, decree or award of any court, governmental body or arbitrator which would be breached by the execution, delivery and performance of this Agreement. The execution, delivery and performance of this Agreement will not violate the Certificate of Incorporation or By-laws of Rotech Healthcare.

5. Representations, Warranties and Certain Agreements of Rotech Medical.
   --------------------------------------------------------------------

          Rotech Medical represents and warrants to, and agrees with, Rotech Healthcare that:

     5.1 Organization. Rotech Medical is a corporation duly organized, validly
         ------------
existing and in good standing under the laws of the jurisdiction of its organization. Rotech Medical has the corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate action of Rotech Medical and this Agreement is valid and binding upon Rotech Medical in accordance with its terms. All of the Rotech Medical Subsidiary Stock is owned, directly or indirectly, of record and beneficially by Rotech Medical.

     5.2 Non-Contravention. Neither Rotech Medical nor any of the Rotech Medical
         -----------------
Subsidiaries is a party to or bound by any order, judgment, decree or award of any court, other governmental body or arbitrator which would be breached by the execution, delivery and performance of this Agreement. The execution, delivery and performance of this Agreement will not violate the Articles or Certificates of Incorporation or By-laws of Rotech Medical or any of the Rotech Medical Subsidiaries.

6. Covenants/Further Assurances. (a) Rotech Healthcare and Rotech Medical shall
   ----------------------------
(and shall cause any of their respective subsidiaries to), take all such further acts as may be reasonably required in connection with the consummation of the transactions contemplated hereby. Each of Rotech Healthcare and Rotech Medical agree (and shall cause any of their respective subsidiaries), to cooperate with and to deliver to the other party after the date hereof, for no additional consideration and at no additional cost to the requesting party, such further assignments, certificates, instruments, records, or other documents, assurances or things, including any notices under any Contracts, as may be reasonable necessary to give full effect to this Agreement and to allow each party to fully enjoy and exercise the rights accorded and acquired by it under this Agreement.

          (b) Rotech Medical agrees that if at any time it receives any amount, right or other benefit from a third party that relates to any Rotech Medical Asset, Rotech Medical shall promptly assign, deliver or otherwise transfer (and shall execute and deliver such documents, agreements or other instruments to effect such assignment, delivery or transfer) such amount, right or other benefit to Rotech Healthcare.

          (c) Rotech Healthcare agrees that all employees of Rotech Medical and of the Rotech Medical Subsidiaries as of the date hereof will be offered employment by Rotech Healthcare or will remain an employee of such Rotech Medical Subsidiary, as the case may be, immediately following the date hereof, at the salary levels that were in effect immediately prior to the date hereof; provided, however, that nothing herein shall be construed as an offer of employment to any individual on other than an employee-at-will basis.

          (d) Each of the parties agree to keep all Information (as defined below) confidential and not to disclose (and to cause their respective agents, representatives or employees not to disclose) any Information, in whole or in part, to any third party unless (i) such party is compelled by applicable law, regulation or legal process to disclose any such Information (in which case such party shall notify the other party of such compulsion prior to disclosing any Information), and (ii) consented to by the other party hereto. For purposes of this Agreement, the term "Information" shall mean any information relating to either party or the subject of the transactions contemplated by this Agreement, which is non-public, confidential or proprietary in nature.

7. Survival of Representations, Warranties and Covenants; Indemnification.
   ----------------------------------------------------------------------

     7.1 Survival of Representations. Warranties and Instruments. All
         -------------------------------------------------------
representations, warranties and agreements made by Rotech Healthcare and Rotech Medical in this Agreement and in any instruments or other documents delivered in connection with the transactions contemplated hereby shall survive the closing of the transactions contemplated herein and any investigation at any time made or any knowledge received by or on behalf of any such person.

     7.2 Time Limitations. Neither of Rotech Healthcare nor Rotech Medical shall
         ----------------
have any liability (for indemnification or otherwise) with respect to any representation or warranty contained in this Agreement (or in any instruments or other documents delivered in connection with the transactions contemplated hereby) unless on or before the one hundred and eightieth (180th) day after the closing of the transactions contemplated herein, Rotech Healthcare or Rotech Medical, as the case may be, is given notice asserting a claim with respect thereto and specifying the factual basis of that claim in reasonable detail to the extent then known by the party giving the notice.

     7.3 Indemnification by Rotech Healthcare. Except as otherwise governed by
         ------------------------------------
the Tax Sharing Agreement, Rotech Healthcare shall indemnity and hold harmless Rotech Medical from and against, and shall reimburse it for all Damages arising from or in connection with any of the following:

          (a) subject to Section 7.2, any material inaccuracy in any of the representations and warranties of Rotech Healthcare in this Agreement or in any instrument delivered by Rotech Healthcare pursuant to this Agreement, or any actions, omissions or state of facts inconsistent with any such representation or warranty,

          (b) subject to Section 7.2, any failure by Rotech Healthcare to perform or comply with any material agreement in this Agreement, and

          (c) any liability assumed by Rotech Healthcare pursuant to this Agreement.

     7.4 Indemnification by Rotech Medical. Except as otherwise governed by the
         ---------------------------------
Tax Sharing Agreement, Rotech Medical shall indemnify and hold harmless Rotech Healthcare from and against, and shall reimburse it for, all Damages arising from or in connection with any of the following:

          (a) subject to Section 7.2, any material inaccuracy in any of the representations and warranties of Rotech Medical in this Agreement or in any instrument delivered by Rotech Medical pursuant to this Agreement, or any actions, omissions or state of facts inconsistent with any such representation or warranty,

          (b) subject to Section 7.2, any failure by Rotech Medical to perform or comply with any material agreement in this Agreement, and

          (c) any liability of Rotech Medical not assumed by Rotech Healthcare pursuant to this Agreement.

     7.5 Procedure for Indemnification Against Third Party Claims. Promptly
         --------------------------------------------------------
after receipt by an indemnified party under Section 7.3 or 7.4 of notice of the commencement of any action against it, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such Section, give notice to the indemnifying party of the commencement thereof, but the failure so to notify the indemnifying party shall not relieve it of any liability that it may have to any indemnified party except to the extent the indemnifying party demonstrates that the defense of such action is prejudiced thereby. In case any such action shall be brought against an indemnified party and it shall give notice to the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such Section for any fees of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof. If an indemnifying party assumes the defense of such an action, (a) no compromise or settlement thereof may be effected by the indemnifying party without the indemnified party's consent unless (i) there is no finding or admission of any violation of law and (ii) the sole relief provided is monetary damages that are paid in full by the indemnifying party and (b) the indemnifying party shall have no liability with respect to any compromise or settlement thereof effected without its consent. If notice is given to an indemnifying party of the commencement of any action and it does not, within ten (10) days after the indemnified party's notice is given, given notice to the indemnified party of its election to assume the defense thereof, the indemnifying party shall be bound by any determination of such action or any compromise or settlement thereof effected by the indemnified party. Notwithstanding the foregoing, an indemnifying party may, at any time, by notice to the indemnified party, assume the exclusive right to defend, compromise or settle such action, but the indemnifying party shall not be liable for or be bound by any determination of an action so defended or any compromise or settlement thereof effected without its consent.

8. Notices.
   -------

          All notices, consents, agreements and other communications under this Agreement shall be in writing and shall be deemed to have been duly given when
(a) delivered by hand, (b) sent by telex or telecopier (with receipt confirmed), provided that a copy is mailed by certified mail, return receipt requested, or
(c) received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested), in each case to the appropriate addresses, telex numbers and telecopier numbers and telecopier numbers set forth below (or to such other addresses, telex numbers and telecopier numbers as a party may designate as to itself by notice to the other parties):

          (a) If to Rotech Healthcare:

              2600 Technology Drive
              Suite 300
              Orlando, Florida 32804
              Telecopier No: (407) 297-6717
              Attention: Stephen D. Linehan

          (b)  If to Rotech Medical:

               2600 Technology Drive
               Suite 300
               Orlando, Florida 32804
               Telecopier No: (407) 297-6706
               Attention: Rebecca Myers, Esq.

9. Miscellaneous.
   -------------

     9.1 Expenses. Each party shall bear its own expenses incident to the
         --------
preparation, negotiation, execution and delivery of this Agreement and the performance of its obligations hereunder.

     9.2 Captions. The captions in this Agreement are for convenience of
         --------
reference only and shall not be given any effect in the interpretation of this Agreement.

     9.3 No Waiver. The failure of a party to insist upon strict adherence to
         ---------
any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

     9.4 Counterparts. This Agreement may be executed in two or more
         ------------
counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.

     9.5 Assignment. This Agreement and all of the provisions hereof shall be
         ----------
binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any parties hereto without the prior written consent of the other parties, nor is this Agreement intended to confer upon any person except the parties hereto any rights or remedies hereunder.

     9.6 Governing Law. This Agreement and (unless otherwise provided) all
         -------------
amendments hereof and waivers and consents hereunder shall be governed by the internal laws of the State of New York, without regard to the conflicts of law principles thereof.

                  [Remainder of Page Intentionally Left Blank]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

                                                  ROTECH HEALTHCARE INC.


                                                  By: /s/ Stephen D. Linehan
                                                      --------------------------
                                                  Name: Stephen D. Linehan
                                                  Title: Chief Executive Officer


                                                  ROTECH MEDICAL CORPORATION


                                                  By: /s/ Rebecca L. Myers
                                                      --------------------------
                                                  Name: Rebecca L. Myers
                                                  Title: Chief Legal Officer